UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐     Definitive Proxy Statement

☒     Definitive Additional Materials

☐      Soliciting Material under Rule 14a-12

Systemax Inc.
(Name of Registrant as Specified in Its Charter)
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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* * * Exercise YOUR Right to Vote * * *
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 10, 2011

Meeting Information
SYSTEMAX INC.	Meeting Type: Annual Meeting
For holders as of: April 15, 2011
Date: June 10, 2011 Time: 2:00 PM EDT
Location: Company's Corporate Offices
11 Harbor Park Drive
Port Washington, NY 11050

SYSTEMAX INC.	You are receiving this communication because you hold shares in the above named company.
11 HARBOR PARK DRIVE
PORT WASHINGTON, NY 11050	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report    2. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow  ❒ XXXXXXXXXXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  ❒ XXXXXXXXXXXX  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  ❒ XXXXXXXXXXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

       Voting items

The Board of Directors recommends you vote
FOR the following:

1. Election of Directors
   Nominees

01 Richard Leeds          02 Bruce Leeds       03 Robert Leeds       04 Lawrence P. Reinhold       05 Stacy S. Dick
06 Robert D. Rosenthal    07 Marie Adler-Kravecas

The Board of Directors recommends you vote FOR the following proposal:

2.  The adoption, on an advisory basis, of a resolution approving the compensation of the named executive officers of Systemax Inc. as described in the "Executive Compensation" section of the 2011 Proxy Statement.

The Board of Directors recommends you vote FOR the following proposal:

3.  The selection, on an advisory basis, of the frequency of the stockholder vote on the compensation of Systemax Inc.'s named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

4.  A Proposal to ratify the appointment of Ernst & Young LLP as the Company's Independent registered public accounts for fiscal year 2011.

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s).  If no direction is made, this proxy will be voted FOR items 1, 2 and 4 and with respect to Item 3, in favor of 3 years for the frequency of the stockholder vote on executive compensation.  If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.  This proxy is solicited on behalf of the Board of Directors and may be revoked.